UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 6, 2023

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1180 Seminole Trail, Suite 495

Charlottesville, Virginia 22901

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ

Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

On March 6, 2023, Adial Pharmaceuticals, Inc. (the “Company”) issued a press release attached hereto as Exhibit 99.1 announcing an update to the Company’s regulatory strategy for AD04, the Company’s lead compound for the treatment of alcohol use disorder (AUD). The Company also hosted a conference call and webcast on March 7, 2023 at which it provided an update to its regulatory and partnering strategy for the United States and Europe. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 and in the press release furnished as Exhibit 99.1 and the investor presentation furnished as Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The Company’s press release furnished as Exhibit 99.1 and the investor presentation furnished as Exhibit 99.2 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

Item 8.01.  Other Events.

On March 6, 2023, the Company issued a press release announcing an update to the Company’s regulatory strategy for AD04, the Company’s lead compound for the treatment of alcohol use disorder (AUD). Key highlights include:

●	ONWARD Phase 3 clinical trial data showed that AD04 achieved a statistically significant mean reduction in heavy drinking days among the pre-specified group of ‘heavy drinkers.”

●	Additional analysis of ONWARD™ data allowed refinement of genetic panel to target specific modulators of the serotonin 3 receptor A & B subunit genotypes that outperformed others

●	Type C meeting with the U.S. Food and Drug Administration confirmed for Q2 2023 to discuss clinical program in U.S.

●	Meetings scheduled with two European country-level regulatory authorities and requested with three European country-level regulatory authorities

●	Advancing discussions with potential U.S. and European partners

●	Market research subsequent to completion of the ONWARD trial suggests unit pricing for AD04 could be significantly higher than previous assumptions

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Adial Pharmaceuticals, Inc. press release dated March 6, 2023
99.2	Adial Pharmaceuticals, Inc. investor presentation dated March 7, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2023	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ Cary J. Claiborne
	Name:	Cary J. Claiborne
	Title:	President and Chief Executive Officer

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